UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 14, 2024 (June 13, 2024)

Victoria's Secret & Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-40515			86-3167653
(Commission File Number)			(IRS Employer Identification No.)

4 Limited Parkway East
Reynoldsburg,	OH		43068
(Address of Principal Executive Offices)			(Zip Code)
(614) 577-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VSCO	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 13, 2024, Victoria’s Secret & Co. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) by means of remote communication. At the Annual Meeting, the Company’s stockholders approved an amendment to the Victoria’s Secret & Co. 2021 Stock Option and Performance Incentive Plan (the “VS 2021 Stock Plan”) to increase the number of shares authorized for issuance under the plan by 4,800,000 shares and to allow non-employee directors to defer all or part of their cash retainer into deferred shares (the “Stock Plan Amendment”). The Company’s Board of Directors adopted the Stock Plan Amendment, subject to stockholder approval, on April 22, 2024.
A description of the material terms of the VS 2021 Stock Plan, as amended by the Stock Plan Amendment, is set forth under the caption “Proposal Four: Amendment to VS 2021 Stock Plan” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 3, 2024 (the “Proxy Statement”), which description is incorporated herein by reference.
The descriptions of the VS 2021 Stock Plan and the Stock Plan Amendment contained herein and in the Proxy Statement are not complete and are qualified in their entireties by the full text of the VS 2021 Stock Plan and the Stock Plan Amendment. Copies of the VS 2021 Stock Plan and the Stock Plan Amendment are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders (i) elected nine directors to serve until the 2025 annual meeting of stockholders, (ii) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit the exculpation of the Company’s officers as permitted by Delaware law, (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers, (iv) approved an amendment to the Victoria’s Secret & Co. 2021 Stock Option and Performance Incentive Plan to increase the number of shares available for issuance under the plan by 4,800,000 shares, and (v) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2024.
The final voting results with respect to each of the five proposals are set forth below.
Proposal 1. To elect nine directors to serve until the 2025 annual meeting of stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Irene Chang Britt	49,451,286	8,204,197	1,038,603	8,437,784
Sarah Davis	44,404,876	13,250,737	1,038,473	8,437,784
Jacqueline Hernández	44,356,970	13,298,831	1,038,285	8,437,784
Donna James	44,131,350	13,522,286	1,040,450	8,437,784
Rod Little	57,261,515	392,836	1,039,735	8,437,784
Mariam Naficy	44,392,003	13,254,129	1,047,954	8,437,784
Lauren Peters	49,711,060	7,943,786	1,039,240	8,437,784
Anne Sheehan	44,350,135	13,305,912	1,038,039	8,437,784
Martin Waters	49,360,958	9,245,830	87,298	8,437,784
Proposal 2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit the exculpation of the Company's officers as permitted by Delaware law.

For	Against	Abstain	Broker Non-Votes
56,977,453	1,666,409	50,224	8,437,784
Proposal 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
48,667,832	9,966,586	59,668	8,437,784

Proposal 4. To approve an amendment to the Victoria's Secret & Co. 2021 Stock Option and Performance Incentive Plan to increase the number of shares available for issuance under the plan by 4,800,000 shares.

For	Against	Abstain	Broker Non-Votes
42,050,308	16,603,405	40,373	8,437,784
Proposal 5. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

For	Against	Abstain	Broker Non-Votes
66,942,033	153,438	36,399	—
Item 9.01. Financial Statements and Exhibits.

Exhibit 3.1	Amended and Restated Certificate of Incorporation of Victoria's Secret & Co.

Exhibit 10.1	Victoria's Secret & Co. 2021 Stock Option and Performance Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company's Form S-8 filed on July 19, 2021).

Exhibit 10.2	Amendment to the Victoria's Secret & Co. 2021 Stock Option and Performance Incentive Plan.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORIA'S SECRET & CO.

Date:	June 14, 2024	By:	/s/ Timothy Johnson
Timothy Johnson
Chief Financial and Administrative Officer